UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-50332 (Commission File Number)	93 - 1282171 (IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code     541-618-6003

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

On April 22, 2010, PremierWest Bancorp issued a press release announcing financial results for the first quarter ended March 31, 2010 and filed the press release as Exhibit 99.1 to a Current Report on Form 8-K. The press release contained an error in the reported book value per common share and tangible book value per common share for the quarter ended March 31, 2010.  The reported results were based on a reported 81,077,351 shares outstanding, which did not include 12,219,689 shares for which funds had been received but share issuance had not been completed by our transfer agent.  With a pro forma total shares outstanding, including the unissued shares, of 93,297,040 the book value per common share at March 31, 2010 was $0.62 (corrected from $0.72) and the tangible book value per common share at March 31, 2010 was $0.59 (corrected from $0.68).  Total shares outstanding following completion of the offering in April 2010 reached 100,348,303.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2010	By:	PREMIERWEST BANCORP (Registrant) /s/ Michael D. Fowler Michael D. Fowler Executive Vice President and Chief Financial Officer